UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2019
ALIMERA SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ALIM	The Nasdaq Stock Market LLC (Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 5, 2019, Alimera Sciences, Inc. (“Alimera”) issued a press release announcing that Alimera’s board of directors and its compensation committee have approved a 10b5-1 stock purchase plan for Alimera’s U.S. executive management team (the “10b5-1 plan”). Under this 10b5-1 plan, which the board and compensation committee approved on September 3, 2019, Rick Eiswirth, President and Chief Executive Officer, Dave Holland, Chief Marketing Officer, Phil Jones, Chief Financial Officer, and Samer Kaba, Chief Medical Officer, have agreed to purchase shares of common stock from Alimera in amounts ranging from 7% (Mr. Eiswirth) to 5% (for the other officers) of each bimonthly base salary paycheck, beginning on September 15, 2019 and ending on the last date when the officer’s salary is to be paid to the officer in the ordinary course of business (each such date, a “Payroll Date”) in 2019. The number of shares of Alimera common stock to be purchased by the officer and issued by Alimera on each Payroll Date will be equal to (x) the dollar amount withheld by Alimera on that Payroll Date, divided by (y) the closing price per share of Alimera common stock on the Nasdaq Stock Market on that Payroll Date, with any fractional shares that would otherwise result being rounded down to the closest whole number. Alimera will issue the shares under its 2019 Omnibus Incentive Plan.

The above summary of the 10b5-1 plan is qualified in its entirety by reference to the full text of the Deduction Agreement that evidences the 10b5-1 plan, which is attached as Exhibit 10.63 hereto and is incorporated herein by reference. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.
Alimera also announced in the press release that its board of directors has approved a proposal to effect a reverse stock split of its common stock. The reverse stock split is expected to result in a higher per share price and a corresponding lower number of total shares issued and outstanding, which should enable Alimera to attain the minimum $1.00 per share bid price requirement for its common stock as required for continued listing on the Nasdaq Global Market.

Alimera believes that a reverse stock split can help increase the marketability of its stock to a broader range of potential investors. The proposal is subject to stockholder approval of an amendment to Alimera’s restated certificate of incorporation that would effect the reverse stock split. Alimera expects to hold a special meeting of stockholders to obtain stockholder approval.

Alimera plans to file a preliminary proxy statement with the SEC later this month regarding the special meeting. The preliminary proxy statement will include the time, date, location and other important information regarding the special meeting and the reverse stock split proposal. As Alimera has previously disclosed, Nasdaq has informed Alimera that it has until December 2, 2019 to regain compliance with the minimum per share market price requirements. Before that deadline, Alimera intends to hold the special stockholders meeting, obtain the necessary stockholder approvals, and effect the reverse stock split.

Although Alimera intends to effect the reverse stock split as soon as practicable, there can be no assurances that the reverse stock split will be completed, will result in an increased per share price or will achieve its other intended effects. Alimera reserves the right, in its discretion, to abandon the reverse stock split at any time before it files the applicable amendment to its certificate of incorporation with the Delaware Secretary of State.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication may be deemed to be solicitation material in connection with the proposal to be submitted to Alimera’s stockholders at a special meeting seeking stockholder adoption of an amendment to Alimera’s certificate of incorporation to effect a reverse stock split of its common stock (the “Reverse Split Proposal”). In connection with the Reverse Split Proposal, Alimera intends to file a preliminary proxy statement on Schedule 14A with the SEC. Any definitive proxy statement will also be made available to Alimera stockholders before the special meeting. Before making any voting decision, Alimera stockholders are urged to carefully read the entire proxy statement when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the Reverse Split Proposal. The documents that Alimera files with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents that Alimera files with the SEC may be obtained free of charge from Alimera at www.alimerasciences.com. Alternatively, these documents, when available, can be obtained free of charge from Alimera upon written request to Alimera Sciences, Inc., 6120 Windward Parkway, Suite 290, Alpharetta, Georgia 30005, Attention: Secretary, or by calling (678) 990-5740.

Alimera and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from Alimera stockholders in favor of the approval of Reverse Split Proposal. Information regarding Alimera’s directors and executive officers is contained in Alimera’s Annual Report on Form 10-K for the year ended December 31, 2018, its Current Reports on Form 8-K dated April 30, 2019, May 8, 2019 and July 19, 2019, and its Proxy Statement on Schedule 14A, dated April 29, 2019, all of which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Forward Looking Statements
This report contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things, Alimera’s intentions to implement a reverse stock split, the timing of the reverse split and its effects if implemented. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change either of them, and could cause actual results to differ materially from those projected in the forward-looking statements. Meaningful factors that could cause actual results to differ include, but are not limited to, (a) a failure to receive stockholder approval of the reverse stock split proposal at the special meeting of stockholders, and (b) other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Alimera’s Annual Report on Form 10-K for the year ended December 31, 2018 and Alimera’s Quarterly Reports on Form 10-Q for the first and second quarters of 2019, which are on file with the SEC and available on the SEC’s website at http://www.sec.gov.

The forward-looking statements in this report speak only as of the date of this report (unless another date is indicated). Alimera undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated September 5, 2019
10.63	Form of Alimera Sciences, Inc. Deduction Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: September 5, 2019	By:	/s/ J. Philip Jones
	Name:	J. Philip Jones
	Title:	Chief Financial Officer

5